SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K



                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        June 27, 1996



                            DeSoto, Inc.
        (Exact name of registrant as specified in its charter)


                             Delaware
                    (State of incorporation)

            1-1915                              36-1899490
   (Commission File Number       (I.R.S. Employer Identification No.)



      900 E. Washington Street, Joliet, Illinois       60433
      (Address of Principal Executive Offices)      (Zip Code)

                          815-727-4931
      (Registrant's Telephone Number, Including Area Code)



                                                         PAGE 2


ITEM 5. Other Events

     On June 27, 1996, DeSoto, Inc. announced that it had entered into a definitive merger agreement with Keystone Consolidated
Industries, Inc. The press release containing this announcement is attached hereto as Exhibit 99.















































*SEC File No. 1-1915
                                                       PAGE 3


                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DeSOTO, INC.
                                    (Registrant)



                                By: Anne E. Eisele
                                    _____________________________
                                    Anne E. Eisele
                                       President and
                                         Chief Financial Officer


    July 10, 1996
        Date



                          DeSOTO, INC.


                          EXHIBIT INDEX





      Exhibit No.

          99      Press  Release issued on June 27,  1996
                  (incorporated by reference to Exhibit 99 to the Company's Form SE dated July 9, 1996*).



































_____________________
*SEC File No. 1-1915